Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 1 MAIN NYSE Main Street Capital Corporation Investor Presentation Year End 2012 Year End-2012 Filed pursuant to Rule 497(a) File No. 333-183555 Rule 482ad

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 2 Forward-Looking Statements; Not an Offer to Sell or Buy MAIN Securities; and Non-GAAP Financial Measures MAIN cautions that statements in this presentation that are forward-looking, and provide other than historical information, involve risks and uncertainties that may impact our future results of operations. The forward-looking statements in this presentation are based on current conditions and include statements regarding our goals, beliefs, strategies and future operating results and cash flows, including but not limited to the equivalent annual yield represented by our dividends declared, the tax attributes of dividends and the amount of leverage available to us. Although our management believes that the expectations reflected in any forward-looking statements are reasonable, we can give no assurance that those expectations will prove to have been correct. Those statements are made based on various underlying assumptions and are subject to numerous uncertainties and risks, including, without limitation: our continued effectiveness in raising, investing and managing capital; adverse changes in the economy generally or in the industries in which our portfolio companies operate; changes in laws and regulations that may adversely impact our operations or the operations of one or more of our portfolio companies; the operating and financial performance of our portfolio companies; retention of key investment personnel; competitive factors; and such other factors described under the captions Cautionary Statement Concerning Forward Looking Statements" and "Risk included in our filings with the Securities and Exchange Commission (www.sec.gov). We undertake no obligation to update the information contained herein to reflect subsequently occurring events or circumstances, except as required by applicable securities laws and regulations. This presentation is neither an offer to sell nor a solicitation of an offer to buy MAIN's securities. An offering is made only by an applicable prospectus. This presentation must be read in conjunction with a prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of such a prospectus must be made available to you in connection with any offering. Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. generally accepted accounting principles, or GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. MAIN believes presenting distributable net investment income, distributable net realized income, and related per share measures is useful and appropriate supplemental disclosure for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such GAAP measures in analyzing financial performance.

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 3 Main Street Capital Corporation Investor Presentation Corporate Overview Year End-2012

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 4 MAIN is a Principal Investor in Private Debt and Equity Internally-managed Business Development Company (BDC) IPO in 2007 Over $1 billion in capital under management Invests in the under-served Lower Middle Market (LMM) Generally companies with revenue between $10 million - $150 million; EBITDA between $3 million - $20 million Invests in interest-bearing debt investments in Middle Market companies Generally issuances of secured and/or rated debt securities Generally larger companies than LMM investment strategy High level of management ownership / investment in MAIN Headquartered in Houston, Texas Hybrid debt and equity investment strategy, internally managed cost structure and focus on LMM differentiates MAIN from other investment firms

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 5 MAIN is a Principal Investor in Private Debt and Equity Long-term focus on delivering our shareholders sustainable growth in net asset value and recurring dividends per share Consistent cash dividend yield – dividends paid monthly MAIN has never decreased its monthly dividend rate Owns two Small Business Investment Company (SBIC) Funds Main Street Mezzanine Fund (2002 vintage) and Main Street Capital II (2006 vintage) Provides access to 10-year, low cost, fixed rate governmentbacked leverage Strong capitalization and liquidity position – stable, long-term debt and significant available liquidity to take advantage of opportunities MAIN’s unique investment strategy, internally managed cost structure and conservative capitalization are designed to provide sustainable, long-term growth in monthly dividends, as well as long-term capital appreciation, to our shareholders

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 6 MAIN is a Principal Investor in Private Debt and Equity Equity investments in LMM portfolio provide both the opportunity to grow net asset value (NAV) and generate realized gains to support dividend growth $3.40/share (22%) NAV growth in 2012 and $2.13/share (16%) NAV growth in 2011 Net realized gains of $16.5 million in the year ended December 31, 2012 and $2.6 million in 2011 Approximately $3 per share in cumulative net unrealized appreciation at December 31, 2012 Internally managed cost structure provides significant operating leverage Favorable ratio of total operating expenses, excluding interest expense, to average total assets of approximately 1.8% Greater portion of gross portfolio returns are delivered to our shareholders Significant positive impact to Net Investment Income Focus on LMM equity investments and internally managed cost structure differentiates MAIN and provides opportunity for significant total returns for our shareholders

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 7 MAIN Historical Highlights Milestones 2007 2008 2009 2010 2011 2012 Significant Events IPO $64.5 million NASDAQ Listing (October) Russell Microcap® Index (June) SBIC Debt Cap Increased to $225 million (February) Russell 2000 Listing (June) Exchange Offer for 88% Ownership of Main Street Capital II (MSC II) (2nd SBIC License) (January) NYSE Listing (October) SBIC of the Year Award (May) Purchase of Remaining Equity In MSC II (March) Senior Credit Facility $30 million (October) $85 million (September) $100 million (January) $155 million (June) $210 million (November) $235 million (December) $277.5 million (May) $287.5 million (July) Extension to Fiveyear maturity Equity Offerings IPO $64.5 million (October) $17.4 million (May) $42.4 million (January) $48.3 million (August) $73.9 million (March) $60.4 million (October) $97.0 million (June) $80.5 million (December) Total Value of Investment Portfolio and Number of Companies $105.7 million 27 Companies $127.0 million 31 Companies $159.2 million 41 Companies $408.0 million 77 Companies $658.1 million 114 Companies $924.4 million 147 Companies

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 8 Lower Middle Market (LMM) Investment Strategy Investment Objectives High cash yield from secured debt investments; plus Periodic capital gains / cash dividends from equity investments Investments are structured for (i) protection of capital, (ii) high recurring income and (iii) meaningful capital gain opportunity Focus on self-sponsored, “one stop” financing opportunities Partner with business owners and entrepreneurs Recapitalization, buyout, growth and acquisition capital Extensive network of grass roots referral sources Strong and growing “Main Street” brand recognition/ reputation Provide customized financing solutions Investments have low correlation to the broader debt and equity markets and attractive risk-adjusted returns LMM investment strategy differentiates MAIN from its competitors and provides attractive riskadjusted returns

LMM Investment Opportunity

MAIN targets LMM investments in established, profitable companies

Characteristics of LMM provide beneficial risk-reward investment opportunities

Large and critical portion of U.S. economy

- 175,000+ domestic LMM businesses (1)

LMM is under-served from a capital perspective and less competitive

Inefficient asset class generates pricing inefficiencies

- Enterprise values average 4X – 5.5X EBITDA and leverage multiples average 2X – 3X EBITDA to MAIN

Ability to become a partner vs. a "commoditized vendor of capital"

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com

(1) Source: U.S. Small Business Administration, Office of Advocacy

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Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 10 Middle Market Debt Investment Strategy Investment Objective Generate substantial cash yield from secured debt investments to support MAIN monthly dividend Generally issuances of secured and/or rated debt securities 92% of current Middle Market debt portfolio is first lien term debt Most have a B or BB S&P rating Investments in 85 companies Generally larger companies than the LMM investment strategy Current Middle Market portfolio has weighted average revenues of approximately $514 million More relative liquidity than LMM investments 7% – 12% targeted gross yields Weighted average yield of 8.8% Net returns positively impacted by lower overhead requirements / modest leverage MAIN also maintains a portfolio of interestbearing debt investments in Middle Market companies

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 11 MAIN Regulatory Framework Operates as Business Development Company Regulated by SEC - 1940 Act Publicly-traded, private investment company Regulated Investment Company (RIC) tax structure Eliminates corporate level income tax Efficient tax structure providing high yield to investors Passes through capital gains to investors Small Business Investment Company subsidiaries Regulated by SBA Access to low cost, fixed rate, long-term leverage Total leverage capacity of $225 million MAIN is a previous SBIC of the Year Award recipient Highly regulated structure provides significant advantages and protections to our shareholders, including investment transparency, tax efficiency and beneficial leverage

MAIN Corporate Structure – Internally Managed

"Internally managed" structure means no external management fees or expenses are paid, providing operating leverage to MAIN's business. MAIN targets total operating and administrative costs at or less than 2% of assets.



Main Street Capital Corporation (BDC/RIC)
Assets: ~$641 million
Line of Credit: $132 million
($287.5 million facility)
Main Street Mezzanine Fund, LP (2002 vintage SBIC)
Assets: ~$203 million
SBIC Debt: $125 million
Main Street Capital II, LP (2006 vintage SBIC)
Assets: ~$192 million
SBIC Debt: $100 million

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com
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Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 13 MAIN Senior Investment Professionals (a) Members of the MAIN Investment Committee (b) Members of the MAIN Credit Committee Co-founded MAIN Co-founded Quanta Services (NYSE: PWR) Partner in charge of a Big 4 Accounting Firm’s audit and transaction and Acquisitions practice for the Southwest United States Co-founded MAIN Principal at Sterling City Capital – private investment group focused on lower middle market companies Manager at a Big 4 Accounting Firm with transactional practice focus Joined Main Street group in 2002 Director of acquisitions / integration with Quanta Services (NYSE: PWR) Manager with a Big 4 Accounting Firm’s transaction services groups Joined Main Street group in 2000 Investment associate at Sterling City Capital Manager with services group Vince Foster; CPA & JD (a) (b) Chairman, President and CEO Todd Reppert; CPA (a) (b) Executive Vice Chairman Dwayne Hyzak; CPA CFO and Senior Managing Director Curtis Hartman; CPA (b) CCO and Senior Managing Director David Magdol (a) CIO and Senior Managing Director Joined Main Street group in 2002 Vice President in Lazard Freres M&A group Vice President of McMullen Group

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 14 46% 60% 88% 82% 74% 54% 78% 54% 40% 12% 18% 26% 46% 22% 32% 68% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 $55.0 2007 2008 2009 2010 2011 2012 YTD June 30, 2013 Post-IPO Pre-IPO Ordinary and Capital Gain Dividends 2007 YTD 2013 investment strategy increases the tax efficiency of the dividends paid to our shareholders due to the inclusion of the January 2012 dividend in the 2011 tax year 2012 is due to the inclusion of the January 2013 dividend in the 2012 tax year (3) Estimated as of March 8, 2013 Capital gain & qualified dividends Ordinary income dividends ($ in millions) (1) (2) (3)

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 $0.50 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 SP Q1 Q2 Post-IPO Dividend Track Record Sustainable Growth Cumulative dividends paid or declared from October 2007 IPO through Q2 2013 equal $9.29 per share Recurring monthly dividend has never been decreased and has shown meaningful growth since Initial Public Offering $1.28 per share of estimated undistributed taxable income as of December 31, 2012 MAIN began paying dividends monthly instead of quarterly in Q4 2008 2007 2008 2009 2010 2011 2013 (1) of December 31, 2012 (1) 2012 Quarterly Dividends Per Share

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 16 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Regular Dividends Special Dividends Post-IPO TTM Dividends Per Share Significant Growth per share, including January 2013 special dividend, have grown by 43% since December 31, 2010 Based upon the TTM dividends which have been paid or declared through June 30, 2013, the annual effective yield on (2), or 5.9%(2) if the January 2013 special dividend is excluded 2008 2009 2010 2011 2013 (1) Includes special dividend paid in January 2013 (2) Based upon the closing market price of $30.51/share on December 31, 2012 (1) 2012 TTM Dividends Per Share MAIN’s trailing twelve month (“TTM”) dividends)

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 17 Primarily includes complementary LMM debt and equity investments and Middle Market debt investments Total investment portfolio consists of 50% LMM / 47% Middle Market / 3% Other Portfolio investments (as a percentage of cost) 144 LMM and Middle Market portfolio companies Average investment size of $5.5 million Largest individual portfolio companies represent 4.4%(1) of total investment income and 2.3% of total portfolio fair value (most investments are less than 1%) No investments on non-accrual and one fully impaired investment which represents 0.2% of total investment portfolio at cost Significant diversification Total Investment Portfolio Diversity provides structural protection to investment portfolio, revenue sources, income, cash flows and dividends Issuer Industry Transaction type (1) Based upon total investment income for the year ended December 31, 2012. Geography End markets Vintage

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 18 Total Portfolio by Industry (as a Percentage of Cost) (1) filings, which represent approximately 2% of the total portfolio. Insurance, 2% Building Products, 2% Chemicals, 2% Food Products, 2% Professional Services, 2% Metals & Mining, 2% Electronic Equipment, Instruments & Components, 2% IT Services, 3% Diversified Consumer Services, 3% Hotels, Restaurants & Leisure, 3% Construction & Engineering, 5% Health Care Providers & Services, 5% Specialty Retail, 6% Commercial Services & Supplies, 6% Machinery, 7% Software, 8% Media, 7% Energy Equipment & Services, 8% Other, 6% Auto Components, 1% Food & Staples Retailing, 1% Internet & Catalog Retail, 1% Construction Materials, 2% Oil, Gas & Consumable Fuels, 2% Containers & Packaging, 2% Healthcare Equipment & Supplies, 2% Consumer Finance, 1% Communications Equipment, 1% Paper & Forest Products, 1% Transportation Infrastructure, 1% Pharmaceuticals, 1% Biotechnology, 1% Aerospace & Defense, 2%

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 19 LBO/MBO Diversified Total Portfolio (as a Percentage of Cost) (1) Invested Capital by Transaction Type Invested Capital by Geography (2) 26% 18% 28% 10% 18% filings, which represent approximately 2% of the total portfolio. (2) Excluding any MAIN investments headquartered outside the U.S., which represent approximately 2% of the total portfolio. Recapitalization/ Refinancing Acquisition Growth Capital 15% 27% 44% 14% (1) Excluding MAIN’s Other Portfolio investments, as described in MAIN’s public

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 20 LMM Investment Portfolio 59 portfolio companies / $510.3 million in fair value 55% of total investment portfolio at fair value Secured debt yielding 14.2% (76% of LMM portfolio at cost) 94% of debt investments have first lien position 85% of debt investments pay fixed-rate, monthly cash interest rate on SBIC debt Equity in 90% of LMM portfolio companies representing 32% average ownership position (24% of LMM portfolio at cost) Opportunity for capital gains and cash dividend income Over 70% of LMM companies(1) with direct equity investment currently paying dividends Fair value appreciation of equity investments supports Net Asset Value per share growth Lower cost basis, lower multiple entry valuations Over $100 million, or approximately $3 per share, of net unrealized appreciation at December 31, 2012 LMM Investment Portfolio consists of a diversified mix of secured debt and lower basis equity investments (1) Includes the LMM companies w hich (a) MAIN is invested in direct equity and (b) are taxed as f low through entities for tax purposes.

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 21 LMM Investment Portfolio Average LMM portfolio credit statistics: Senior leverage of 2.0x EBITDA to MAIN debt position 4.0x EBITDA to senior interest coverage Total leverage of 2.2x EBITDA including debt junior in priority to MAIN Free cash flow de-leveraging improves credit metrics and increases equity appreciation Average investment size of $6.9 million (less than 1% of total investment portfolio) Opportunistic, selective posture toward new investment activity over the economic cycle High quality, seasoned LMM portfolio Total LMM portfolio investments at fair value equals 125% of cost Equity component of LMM portfolio at fair value equals 205% of cost Majority of LMM portfolio has de-leveraged and experienced equity appreciation LMM Investment Portfolio is a pool of high quality, seasoned assets with attractive risk-adjusted return characteristics

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 22 Software, 6% LMM Portfolio by Industry (as a Percentage of Cost) Energy Equipment & Services, 14% Machinery, 10% Commercial Services & Supplies, 13% Other, 4% Construction Materials, 1% Transportation Infrastructure, 2% Health Care Equipment & Supplies, 2% Paper & Forest Products, 2% Building Products, 2% Consumer Finance, 2% Insurance, 3% Electronic Equipment, Instruments & Components, 3% Health Care Providers & Services, 4% Hotels, Restaurants & Leisure, 4% Diversified Consumer Services, 5% Media, 8% Specialty Retail, 7% Construction & Engineering, 8%

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 23 Invested Capital by Transaction Type LBO/MBO Diversified LMM Portfolio (as a Percentage of Cost) Invested Capital by Geography 30% 13% 43% 8% 6% Recapitalization/ Refinancing Acquisition Growth Capital 9% 23% 43% 25%

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 24 Security Position on Debt Capital as a Percentage of Cost LMM Portfolio Attributes Reflect Investment Strategy High yielding secured debt investments coupled with significant equity participation = Attractive risk-adjusted returns Weighted Average Effective Yield = 14.2% Average Fully Diluted Equity Ownership = 32% Fully Diluted Equity Ownership % 55% 45% 94% 6% 1st Lien 2nd Lien 1.0% 24.9% 25.0% and greater

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 25 Term and Total Interest Coupon of Existing LMM Debt Investments Original Term (1) Total Interest Coupon (1) 3 years or less 4-5 years 10% Current Interest 19% Current Interest 14% Current Interest 13% Current Interest N/A Floating Interest Rate (2) <10% Current Interest 12% Current Interest (1) Interest coupon and term based on initial investment. Interest coupon excludes amortization of deferred upfront fees, original issue discount or exit fees. (2) Floating Debt Investments generally have a 5-Year Original Term and ~3.2 Year Weighted Average Remaining Duration; Weighted Average Effective Yield of 14.2% on Debt Portfolio 15% Current Interest 18% Current Interest 5 years 16% Current Interest 2% 12% 1% 3% 12% 17% 41% 3% 1% 8% 93% 3%4% generally include contractual minimum “floor” rates.

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 26 Middle Market Investment Portfolio 85 investments / $390.0 million in fair value 42% of total investment portfolio at fair value Average investment size of $4.5 million (less than 1% of total portfolio) More relative investment liquidity compared to LMM 94% of Middle Market investments bear interest at floating rates(1) facility Weighted average yield of 8.8%, representing a 450+ basis point credit facility Middle Market Investment Portfolio provides a diversified mix of investments and sources of income to complement the LMM Investment Portfolio providing matching with MAIN’s floating rate credit facility net interest margin vs. “matched” floating rate on the MAIN credit facility (1) 100% of floating interest rates are subject to contractual minimum “floor” rates.

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 27 Middle Market Portfolio by Industry (as a Percentage of Cost) Media, 6% IT Services, 6% Health Care Providers & Services, 7% Sof tw are, 11% Other, 8% Auto Components, 1% Real Estate Management & Development, 1% Biotechnology, 1% Internet & Catalog Retail, 1% Construction Materials, 1% Pharmaceuticals, 1% Building Products, 2% Electronic Equipment, Instruments & Components, 2% Construction & Engineering, 2% Energy Equipment & Services, 2% Communications Equipment, 3% Containers & Packaging, 3% Oil, Gas & Consumable Fuels, 3% Hotels, Restaurants & Leisure, 3% Aerospace & Defense, 4% Specialty Retail, 5% Metals & Mining, 5% Professional Services, 5% Food Products, 4% Chemicals, 4% Diversified Consumer Services, 2% Health Care Equipment & Supplies, 1% Machinery, 4% Insurance, 1% Food & Staples Retailing, 1%

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 28 LBO/MBO Diversified Middle Market Investments (as a Percentage of Cost) Invested Capital by Transaction Type Invested Capital by Geography (1) 22% 23% 11% 13% 31% Recapitalization/ Refinancing Acquisition (1) Excluding any MAIN investments headquartered outside the U.S., which represent approximately 4% of the Middle Market portfolio. 22% 31% 47%

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 29 Main Street Capital Corporation Investor Presentation Financial Overview Year End-2012

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 30 MAIN Financial Performance Total Investment Income ($ in millions) $17.3 $16.0 $36.5 $66.2 $90.5 2008 2009 2010 2011 2012 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 Distributable Net Investment Income ($ in millions) $10.8 $10.3 $20.7 $41.3 $61.9 2008 2009 2010 2011 2012 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 $55.0 $60.0 $65.0 38% (7%) 128% 81% 37% Year over Year Growth 66% (5%) 102% 99% 50% Year over Year Growth

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 31 Long-Term Portfolio and DNII Per Share Growth Since 2007, MAIN has accretively grown Portfolio Investments by 775% and DNII per share by 175% $105.7 $127.0 $159.2 $408.1 $658.1 $924.4 $0.76 $1.19 $1.02 $1.25 $1.77 $2.09 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 $2.20 2007 2008 2009 2010 2011 2012 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 $900.0 $1,000.0 DNII per share Portfolio Investments Portfolio Investments DNII per Share ($ in millions, except per share data) (1)

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 32 Operational Efficiencies of Internally Managed Structure (1) Quarterly average for the year ended December 31, 2012 (2) Total SG&A Expense, including non-cash share based compensation expense and excluding interest expense (3) SG&A Expense, including non-cash share based compensation expense and excluding interest expense, for the year ended December 31, 2012 (4) Weighted average shares outstanding for the year ended December 31, 2012 (5) Source: Keefe, Bruyette & Woods Weekly BDC Market Overview - March 8, 2013 (6) Based upon Net Investment Income (NII) per share for the year ended December 31, 2012 ($ and shares in thousands, except per share data) MAIN Hypothetical MAIN Fund Externally Managed Total Assets $853,634 (1) $1,301,111 (5) $889,467 (5) $853,634 Total SG&A (2) $15,564 (3) $29,877 SG&A as a % of Total Assets 1.82% 2.80% (5) 3.50% (5) 3.50% Hypothetical MAIN SG&A with Externally Managed SG&A Structure MAIN SG&A 15,564 (3) Annual Impact to MAIN NII $14,313 MAIN Weighted Average Shares Outstanding 29,540 (4) Annual Impact to MAIN NII Per Share $0.48 % of MAIN NII Per Share 24% (6) Average Internally Managed BDCs Average Externally Managed BDCs

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 33 Beneficial Operating Expense (1) as Percentage of Total Assets managed cost structure provides significant operating leverage and greater returns for our shareholders (1) Total operating expenses, including non-cash share based compensation expense and excluding interest expense (2) For the year ended December 31, 2012 (3) Internally Managed BDC Group includes: ACAS, HTGC, KCAP, MCGC and TCAP (4) Externally Managed BDC Group includes: AINV, ARCC, BKCC, FSC, GAIN, GLAD, HRZN, PNNT, PSEC, SLRC, and TCRD (5) Calculation represents the weighted average for the companies included in each index and is based upon the trailing twelve months ended September 30, 2012 as 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% MAIN (2) Internally Managed (3)(5) Externally Managed (4)(5) BDC’s BDC’s derived from each company’s SEC filings

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 34 MAIN Income Statement Summary Q4 12 vs. Q4 11 ($ in 000's) Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 % Change Total Investment Income $19,672 $ 20,559 $ 20,842 $ 22,954 $ 26,165 $ 33% Expenses: Interest Expense (3,637) (3,864) (4,180) (3,923) (3,664) 1% G&A Expense (3,525) (3,265) (3,256) (2,810) (3,668) 4% Distributable Net Investment Income (DNII) 12,510 13,430 13,406 16,221 18,833 51% DNII Margin % 63.6% 65.3% 64.3% 70.7% 72.0% Net Realized Gains (Losses) 920 8,138 (3,329) 527 11,144 1,111% Distributable Net Realized Income 13,430 21,568 10,077 16,748 29,977 123% Share-Based Compensation (581) (581) (580) (699) (705) 21% Net Realized Income 12,849 20,987 9,497 16,049 29,272 128% Net Unrealized Appreciation 11,700 4,728 15,652 20,087 (1,006) -109% Income Tax Provision (2,985) (1,876) (996) (4,169) (3,779) 27% Non Controlling Interest (MSC II) (982) (54) - - - NM Net Increase in Net Assets 20,582 $ 23,785 $ 24,153 $ 31,967 $ 24,487 $ 19%

MAIN Per Share Change in Net Asset Value (NAV)

	Q4 11	Q1 12	Q2 12	Q3 12	Q4 12
Beginning NAV/Share	$ 14.49	$ 15.19	$ 15.72	$ 16.89	$ 17.49
Distributable Net Investment Income (1)	0.48	0.50	0.49	0.51	0.58
Share-Based Compensation Expense (1)	(0.03)	(0.02)	(0.02)	(0.02)	(0.02)
Net Realized Gains (1)	0.04	0.30	(0.12)	0.02	0.35
Net Unrealized Appreciation (1)	0.42	0.18	0.56	0.64	(0.03)
Income Tax Provision (1)	(0.12)	(0.07)	(0.03)	(0.14)	(0.12)
Net Increase in Net Assets	0.79	0.89	0.88	1.01	0.76
Dividends to Shareholders	(0.41)	(0.41)	(0.42)	(0.44)	(0.45)
Accretive impact of stock offerings	0.22	-	0.74	-	0.59
Other (2)	0.10	0.05	(0.03)	0.03	0.20
Ending NAV/Share	$ 15.19	$ 15.72	$ 16.89	$ 17.49	$ 18.59
Weighted Average Shares	25,893,431	26,871,084	27,365,758	31,578,742	32,292,734

Certain fluctuations in per share amounts are due to rounding differences between quarters.

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com

(1) Per share amounts prior to Q2 2012 exclude the earnings attributable to the noncontrolling equity interest in MSC II; such equity interests are 100% owned by MAIN for the full quarter beginning in Q2 2012.
(2) Includes differences in weighted average shares utilized for calculating changes in NAV during the period and actual shares outstanding utilized in computing ending NAV.

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MAIN Balance Sheet Summary

($ in 000's, except per share amounts)	Q4 11	Q1 12	Q2 12	Q3 12	Q412
LMM Portfolio Investments	$ 415,664	$ 388,069	$ 423,603	$ 467,600	$ 510,310
Middle Market Portfolio Investments	226,450	250,972	343,391	350,646	390,020
Other Portfolio Investments	14,110	25,056	23,598	16,144	24,101
Investment in Affiliated Investment Manager	1,869	202	202	202	-
Marketable Securites and Idle Funds	26,242	14,345	8,149	2,038	28,535
Cash and Cash Equivalents	42,650	88,955	31,976	19,584	63,517
Other Assets	10,707	11,844	12,092	15,584	19,742
Total Assets	$ 737,692	$ 779,443	$ 843,011	$ 871,798	$ 1,036,225
SBIC Debentures (1)	$ 201,887	$ 201,586	$ 203,396	$ 194,083	$ 211,467
Credit Facility	107,000	138,000	88,000	103,000	132,000
Other Liabilities	17,617	14,321	18,211	21,561	49,782
Net Asset Value (NAV)	405,711	425,536	533,404	553,154	642,976
Noncontrolling Interest	5,477	-	-	-	-
Total Liabilities and Net Assets	$ 737,692	$ 779,443	$ 843,011	$ 871,798	$ 1,036,225
Total Portfolio Fair Value as % of Cost	113%	111%	112%	115%	113%
Common Stock Price Data:					
High Close	$ 21.24	$ 25.61	$ 26.68	$ 29.53	30.84
Low Close	$ 17.03	$ 21.18	$ 22.04	$ 24.25	27.50
Quarter End Close	$ 21.24	$ 24.63	$ 24.20	$ 29.51	30.51

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com

(1) Includes adjustment to face value of MSC II SBIC debt acquired pursuant to the MSC II exchange offer as well as subsequent MSC II SBIC borrowings. Total face value of SBIC debentures at December 31, 2012 was $225 million.

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MAIN Liquidity and Capitalization

($ in 000's)		Q4 11		Q1 12		Q2 12		Q3 12		Q4 12
Cash and Cash Equivalents	$	42,650	$	88,955	$	31,976	$	19,584	$	63,517
Marketable Securities and Idle Funds		26,242		14,345		8,149		2,038		28,535
Total Liquidity	$	68,892	$	103,300	$	40,125	$	21,622	$	92,052
SBIC Debentures (1)		201,887		201,586		203,396		194,083		211,467
Credit Facility (2)		107,000		138,000		88,000		103,000		132,000
Net Asset Value (NAV)		405,711		425,536		533,404		553,154		642,976
Total Capitalization	$	714,598	$	765,122	$	824,800	$	850,237	$	986,443
Debt to NAV Ratio (3)		0.84 to 1.0		0.88 to 1.0		0.60 to 1.0		0.58 to 1.0		0.57 to 1.0
BDC Coverage Ratio (4)		0.28 to 1.0		0.34 to 1.0		0.17 to 1.0		0.19 to 1.0		0.21 to 1.0
Net Debt to NAV Ratio (5)		0.67 to 1.0		0.63 to 1.0		0.52 to 1.0		0.54 to 1.0		0.42 to 1.0
Interest Coverage Ratio (6)		4.06 to 1.0		4.24 to 1.0		4.27 to 1.0		4.56 to 1.0		4.96 to 1.0

(1) Includes adjustment to face value of MSC II SBIC debt acquired pursuant to the MSC II exchange offer as well as subsequent MSC II SBIC borrowings. Total face value of SBIC debentures at December 31, 2012 was $225 million.

(2) MAIN's credit facility has $287.5 million in total commitments with an accordion feature to increase up to $400 million. Borrowings under this facility are available to provide additional liquidity for investment and operational activities.

(3) SBIC Debentures are not included as "senior debt" for purposes of the BDC 200% asset coverage requirements pursuant to exemptive relief received by MAIN. Debt to NAV ratio is calculated based upon the face value of debt.

(4) BDC Coverage ratio is Non-SBIC debt to NAV calculated based upon the face value of debt.

(5) Net debt in this ratio includes face value of debt less cash and cash equivalents, marketable securities and idle funds investment.

(6) DNII + interest expense / interest expense on a trailing twelve month basis.

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com

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Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 38 Stable, Long-Term Leverage Significant Unused Capacity MAIN maintains a conservative capital structure, with limited overall leverage and low cost, long-term debt (1) Capacity available for future investments or operational needs, subject to a borrowing base; includes an accordion feature which could increase total commitments up to $400 million. December 31, 2012 Facility Interest Rate Maturity Principal Drawn SBIC Debentures ~4.7% fixed $225 million . $287.5 million Credit Facility (1) L+250 bps floating $132 million 2014 - 2023 (weighted average duration = 6.4 years) September 2017 (revolving basis through September 2015; final maturity September 2017; both subject to annual extensions)

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 39 Significant Management Ownership/Investment Significant management team, coupled with internally managed structure, provides alignment between and our shareholders (1) Includes 708,863 shares, or approximately $11.3 million, purchased by management as part of, or subsequent to, the MAIN IPO, including 86,848 shares, or approximately $2.3 million, for the year ended December 31, 2012. (2) Based upon closing market price of $30.51/share on December 31, 2012 Market Value Dec. 31, 2012 (2) Management (1) 9.4% 3,235,403 $98,712,146 Public Shareholders 90.6% 31,354,081 956,613,011 Total Ownership 100.0% 34,589,484 $1,055,325,157 Ownership % # of Shares ownership by MAIN’s

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 40 MAIN Total Return Performance Since IPO Notes: (1) Assumes dividends reinvested on ex-dividend date (2) BDC Index includes: ACAS, AINV, ARCC, BKCC, FDUS, FSC, GAIN, GBDC, GLAD, HRZN, HTGC, KCAP, KIPO, MCC, MCGC, MRCC, MVC, NGPC, NMFC, OFS, PFLT PNNT, PSEC, SAR, SCM, SLRC, SUNS, TCAP, TCPC, TCRD, TICC, TINY and WHF (3) BDC Index is equal weighted (4) First trading date is October 4, 2007 and last trading date is December 31, 2012 Consistent market out performance through various economic cycles Dec-07 Jun-08 Dec-08 Jun-09 Dec-09 Jun-10 Dec-10 Jun-11 Dec-11 Jun-12 Dec-12 0% 0% 50% 50% 100% 100% 150% 150% 200% 200% 250% 250% 300% 300% 350% 350% 400% 400% MAIN (335.6%) S&P 500 (104.9%) BDC Index (175.2%) Russell 2000 (110.4%)

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com Page 41 Executive Summary Target under-served LMM Inefficient asset class with less competition Unique market opportunity with attractive risk-adjusted returns Secured debt plus meaningful equity participation Invest in complementary interest-bearing Middle Market debt investments Lower risk / more liquid asset class Opportunity for consistent investment activity Internally managed, low cost structure drives greater shareholder returns Alignment of management and our shareholders Attractive, recurring monthly dividend yield and historical book value per share growth Periodic increases in monthly dividends coupled with annual special dividends Strong liquidity and stable capitalization for sustainable growth Highly invested management team with successful track record Niche investment strategy with lower correlation to broader debt / equity markets

MAIN Corporate Data

Please visit our website at www.mainstcapital.com

Board of Directors

Michael Appling, Jr.
President and CEO
TnT Crane & Rigging

Joseph E. Canon
Executive Director
Dodge Jones Foundation

Vincent D. Foster
Chairman, President & CEO
Main Street Capital Corporation

Arthur L. French
Retired CEO/Executive

J. Kevin Griffin
SVP, Financial Planning & Analysis
Novant Health, Inc.

Todd A. Reppert
Executive Vice Chairman
Main Street Capital Corporation

Corporate Officers

Vincent D. Foster
Chairman, President & CEO

Todd A. Reppert
Executive Vice Chairman

Dwayne L. Hyzak
Chief Financial Officer & Senior Managing Director

Curtis L. Hartman
Chief Credit Officer & Senior Managing Director

David L. Magdol
Chief Investment Officer & Senior Managing Director

Rodger A. Stout
Executive Vice President

Jason B. Beauvais
SVP, General Counsel, Secretary & Chief Compliance Officer

Shannon D. Martin
Chief Accounting Officer

Research Coverage

Vernon C. Plack
BB&T Capital Markets
(804) 780-3257

J.T. Rogers
Janney Montgomery Scott
(202) 955-4316

Mickey M. Schleien
Ladenburg Thalmann
(305) 572-4131

Robert J. Dodd
Raymond James
(901) 579-4560

Bryce Rowe
Robert W. Baird & Co.
(804) 447-8019

Corporate Counsel

Sutherland, Asbill & Brennan, LLP
Washington D.C.

Independent Registered Public Accounting Firm

Grant Thornton, LLP
Houston, TX

Corporate Headquarters

1300 Post Oak Blvd., Ste. 800
Houston, TX 77056
Tel: (713) 350-6000
Fax: (713) 350-6042

Securities Listing

NYSE: MAIN

Transfer Agent

American Stock Transfer & Trust Co.
Tel: (212) 936-5100
www.amstock.com

Investor Relation Contacts

Dwayne L. Hyzak
Main Street Capital Corporation
Chief Financial Officer
Tel: (713) 350-6000

Ken Dennard
Ben Burnham
Dennard Lascar Associates, LLC
Tel: (773) 599-3745

Investment Committee

Vincent D. Foster, Chairman, President & CEO

David L. Magdol, CIO & Senior Managing Director

Todd A. Reppert, Executive Vice Chairman

Credit Committee

Vince D. Foster, Chairman, President & CEO

Curtis L. Hartman, CCO & Senior Managing Director

Todd A. Reppert, Executive Vice Chairman

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com

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